Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Chief Marketing Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE FOURTH QUARTER OF 2024

TUPELO, MISSISSIPPI (January 28, 2025) - Renasant Corporation (NYSE: RNST) (the “Company”) today announced earnings results for the fourth quarter of 2024.

(Dollars in thousands, except earnings per share)	Three Months Ended			Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net income and earnings per share:
Net income	$44,747	$72,455	$28,124	$195,457	$144,678
After-tax gain on sale of insurance agency	—	38,951	—	38,951	—
After-tax loss on sale of securities (including impairments)	—	—	(17,859)	—	(17,859)
Basic EPS	0.70	1.18	0.50	3.29	2.58
Diluted EPS	0.70	1.18	0.50	3.27	2.56
Adjusted diluted EPS (Non-GAAP)(1)	0.73	0.70	0.76	2.76	3.15
Impact to diluted EPS from after-tax gain on sale of insurance agency	—	0.63	—	0.65	—
Impact to diluted EPS from after-tax loss on sale of securities (including impairments)	—	—	—	—	(0.31)

“The fourth quarter results marked the end to a successful year for Renasant. We announced a transformative merger with The First in July and, in the midst of diligently planning for a successful combination, our team maintained its focus on generating organic growth, disciplined pricing on both sides of the balance sheet and steady credit performance,” remarked C. Mitchell Waycaster, Chief Executive Officer of the Company.

Quarterly Highlights

Earnings
•Net income for the fourth quarter of 2024 was $44.7 million; diluted EPS and adjusted diluted EPS (non-GAAP)(1) were $0.70 and $0.73, respectively
•Net interest income (fully tax equivalent) for the fourth quarter of 2024 was $135.5 million, up $1.9 million on a linked quarter basis
•For the fourth quarter of 2024, net interest margin was 3.36%, which was unchanged on a linked quarter basis
•Cost of total deposits was 2.35% for the fourth quarter of 2024, down 16 basis points on a linked quarter basis

•Noninterest income decreased $55.1 million on a linked quarter basis. The Company recognized a $53.3 million pre-tax gain on the insurance agency sale during the third quarter. Excluding the impact of this gain, noninterest income decreased $1.7 million from the third quarter
•Mortgage banking income decreased $1.6 million on a linked quarter basis. The mortgage division generated $482.3 million in interest rate lock volume in the fourth quarter of 2024, down $61.3 million on a linked quarter basis. Gain on sale margin was 2.01% for the fourth quarter of 2024, up 45 basis points on a linked quarter basis
•Noninterest expense decreased $7.2 million on a linked quarter basis. Merger and conversion expenses were $2.1 million for the fourth quarter of 2024, down from $11.3 million for the prior quarter

Balance Sheet
•Loans increased $257.4 million on a linked quarter basis, representing 8.1% annualized net loan growth
•Securities increased $41.8 million on a linked quarter basis. The Company purchased $113.6 million in securities during the fourth quarter, which was offset by cash flows related to principal payments, calls and maturities of $48.5 million and a negative fair market value adjustment in the Company’s available-for-sale portfolio of $24.3 million
•Deposits at December 31, 2024 increased $62.9 million on a linked quarter basis. Brokered deposits outstanding at September 30, 2024 of $126.8 million matured or were called during the quarter. There were no outstanding brokered deposits at December 31, 2024. Noninterest bearing deposits decreased $125.8 million on a linked quarter basis and represented 23.4% of total deposits at December 31, 2024

Capital and Stock Repurchase Program
•Book value per share and tangible book value per share (non-GAAP)(1) increased 0.7% and 1.3%, respectively, on a linked quarter basis
•The Company has a $100.0 million stock repurchase program in effect through October 2025 under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately-negotiated transactions. There was no buyback activity during the fourth quarter of 2024

Credit Quality
•The Company recorded a provision for credit losses of $2.6 million for the fourth quarter of 2024, compared to $0.9 million for the third quarter of 2024
•The ratio of the allowance for credit losses on loans to total loans was 1.57% at December 31, 2024, down two basis points on a linked quarter basis
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 178.11% at December 31, 2024, compared to 168.07% at September 30, 2024
•Net loan charge-offs for the fourth quarter of 2024 were $1.7 million, or 0.05% of average loans on an annualized basis
•Nonperforming loans to total loans decreased to 0.88% at December 31, 2024 compared to 0.94% at September 30, 2024, and criticized loans (which include classified and Special Mention loans) to total loans decreased to 2.89% at December 31, 2024, compared to 3.02% at September 30, 2024

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Interest income
Loans held for investment	$199,240	$202,655	$198,397	$192,390	$188,535	$792,682	$704,649
Loans held for sale	3,564	4,212	3,530	2,308	3,329	13,614	11,807
Securities	10,510	10,304	10,410	10,700	10,728	41,924	50,488
Other	12,030	11,872	7,874	7,781	7,839	39,557	30,375
Total interest income	225,344	229,043	220,211	213,179	210,431	887,777	797,319
Interest expense
Deposits	85,571	90,787	87,621	82,613	77,168	346,592	232,331
Borrowings	6,891	7,258	7,564	7,276	7,310	28,989	45,661
Total interest expense	92,462	98,045	95,185	89,889	84,478	375,581	277,992
Net interest income	132,882	130,998	125,026	123,290	125,953	512,196	519,327
Provision for credit losses
Provision for loan losses	3,100	1,210	4,300	2,638	2,518	11,248	18,793
Recovery of unfunded commitments	(500)	(275)	(1,000)	(200)	—	(1,975)	(3,200)
Total provision for credit losses	2,600	935	3,300	2,438	2,518	9,273	15,593
Net interest income after provision for credit losses	130,282	130,063	121,726	120,852	123,435	502,923	503,734
Noninterest income	34,218	89,299	38,762	41,381	20,356	203,660	113,075
Noninterest expense	114,747	121,983	111,976	112,912	111,880	461,618	439,622
Income before income taxes	49,753	97,379	48,512	49,321	31,911	244,965	177,187
Income taxes	5,006	24,924	9,666	9,912	3,787	49,508	32,509
Net income	$44,747	$72,455	$38,846	$39,409	$28,124	$195,457	$144,678

Adjusted net income (non-GAAP)(1)	$46,458	$42,960	$38,846	$36,572	$42,887	$165,066	$177,657
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$54,177	$56,238	$51,812	$48,231	$52,614	$210,458	$233,403

Basic earnings per share	$0.70	$1.18	$0.69	$0.70	$0.50	$3.29	$2.58
Diluted earnings per share	0.70	1.18	0.69	0.70	0.50	3.27	2.56
Adjusted diluted earnings per share (non-GAAP)(1)	0.73	0.70	0.69	0.65	0.76	2.76	3.15
Average basic shares outstanding	63,565,437	61,217,094	56,342,909	56,208,348	56,141,628	59,350,157	56,099,689
Average diluted shares outstanding	64,056,303	61,632,448	56,684,626	56,531,078	56,611,217	59,748,790	56,448,163
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.88	$0.88
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Return on average assets	0.99%	1.63%	0.90%	0.92%	0.65%	1.11%	0.84%
Adjusted return on average assets (non-GAAP)(1)	1.03	0.97	0.90	0.86	0.99	0.94	1.03
Return on average tangible assets (non-GAAP)(1)	1.07	1.75	0.98	1.00	0.71	1.20	0.92
Adjusted return on average tangible assets (non-GAAP)(1)	1.11	1.05	0.98	0.93	1.08	1.02	1.12
Return on average equity	6.70	11.29	6.68	6.85	4.93	7.92	6.50
Adjusted return on average equity (non-GAAP)(1)	6.96	6.69	6.68	6.36	7.53	6.69	7.99
Return on average tangible equity (non-GAAP)(1)	10.97	18.83	12.04	12.45	9.26	13.63	12.29
Adjusted return on average tangible equity (non-GAAP)(1)	11.38	11.26	12.04	11.58	13.94	11.55	15.02
Efficiency ratio (fully taxable equivalent)	67.61	54.73	67.31	67.52	75.11	63.57	68.33
Adjusted efficiency ratio (non-GAAP)(1)	65.82	64.62	66.60	68.23	66.18	66.30	63.48
Dividend payout ratio	31.43	18.64	31.88	31.43	44.00	26.75	34.11

Capital and Balance Sheet Ratios

	As of
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
Shares outstanding	63,565,690	63,564,028	56,367,924	56,304,860	56,142,207
Market value per share	$35.75	$32.50	$30.54	$31.32	$33.68
Book value per share	42.13	41.82	41.77	41.25	40.92
Tangible book value per share (non-GAAP)(1)	26.36	26.02	23.89	23.32	22.92
Shareholders’ equity to assets	14.85%	14.80%	13.45%	13.39%	13.23%
Tangible common equity ratio (non-GAAP)(1)	9.84	9.76	8.16	8.04	7.87
Leverage ratio	11.34	11.32	9.81	9.75	9.62
Common equity tier 1 capital ratio	12.72	12.88	10.75	10.59	10.52
Tier 1 risk-based capital ratio	13.49	13.67	11.53	11.37	11.30
Total risk-based capital ratio	17.07	17.32	15.15	15.00	14.93

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Noninterest income
Service charges on deposit accounts	$10,549	$10,438	$10,286	$10,506	$10,603	$41,779	$39,199
Fees and commissions	4,181	4,116	3,944	3,949	4,130	16,190	17,901
Insurance commissions	—	—	2,758	2,716	2,583	5,474	11,102
Wealth management revenue	6,371	5,835	5,684	5,669	5,668	23,559	22,132
Mortgage banking income	6,861	8,447	9,698	11,370	6,592	36,376	32,413
Gain on sale of insurance agency	—	53,349	—	—	—	53,349	—
Net losses on sales of securities (including impairments)	—	—	—	—	(19,352)	—	(41,790)
Gain on extinguishment of debt	—	—	—	56	620	56	620
BOLI income	3,317	2,858	2,701	2,691	2,589	11,567	10,463
Other	2,939	4,256	3,691	4,424	6,923	15,310	21,035
Total noninterest income	$34,218	$89,299	$38,762	$41,381	$20,356	$203,660	$113,075
Noninterest expense
Salaries and employee benefits	$70,260	$71,307	$70,731	$71,470	$71,841	$283,768	$281,768
Data processing	4,145	4,133	3,945	3,807	3,971	16,030	15,195
Net occupancy and equipment	11,312	11,415	11,844	11,389	11,653	45,960	46,471
Other real estate owned	590	56	105	107	306	858	267
Professional fees	2,686	3,189	3,195	3,348	2,854	12,418	13,671
Advertising and public relations	3,840	3,677	3,807	4,886	3,084	16,210	14,726
Intangible amortization	1,133	1,160	1,186	1,212	1,274	4,691	5,380
Communications	2,067	2,176	2,112	2,024	2,026	8,379	8,238
Merger and conversion related expenses	2,076	11,273	—	—	—	13,349	—
Other	16,638	13,597	15,051	14,669	14,871	59,955	53,906
Total noninterest expense	$114,747	$121,983	$111,976	$112,912	$111,880	$461,618	$439,622

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Gain on sales of loans, net	$2,379	$4,499	$5,199	$4,535	$1,860	$16,612	$14,573
Fees, net	2,850	2,646	2,866	1,854	2,010	10,216	9,051
Mortgage servicing income, net	1,632	1,302	1,633	4,981	2,722	9,548	8,789
Total mortgage banking income	$6,861	$8,447	$9,698	$11,370	$6,592	$36,376	$32,413

Balance Sheet

(Dollars in thousands)	As of
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
Assets
Cash and cash equivalents	$1,092,032	$1,275,620	$851,906	$844,400	$801,351
Securities held to maturity, at amortized cost	1,126,112	1,150,531	1,174,663	1,199,111	1,221,464
Securities available for sale, at fair value	831,013	764,844	749,685	764,486	923,279
Loans held for sale, at fair value	246,171	291,735	266,406	191,440	179,756
Loans held for investment	12,885,020	12,627,648	12,604,755	12,500,525	12,351,230
Allowance for credit losses on loans	(201,756)	(200,378)	(199,871)	(201,052)	(198,578)
Loans, net	12,683,264	12,427,270	12,404,884	12,299,473	12,152,652
Premises and equipment, net	279,796	280,550	280,966	282,193	283,195
Other real estate owned	8,673	9,136	7,366	9,142	9,622
Goodwill and other intangibles	1,003,003	1,004,136	1,008,062	1,009,248	1,010,460
Bank-owned life insurance	391,810	389,138	387,791	385,186	382,584
Mortgage servicing rights	72,991	71,990	72,092	71,596	91,688
Other assets	300,003	293,890	306,570	289,466	304,484
Total assets	$18,034,868	$17,958,840	$17,510,391	$17,345,741	$17,360,535

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$3,403,981	$3,529,801	$3,539,453	$3,516,164	$3,583,675
Interest-bearing	11,168,631	10,979,950	10,715,760	10,720,999	10,493,110
Total deposits	14,572,612	14,509,751	14,255,213	14,237,163	14,076,785
Short-term borrowings	108,018	108,732	232,741	108,121	307,577
Long-term debt	430,614	433,177	428,677	428,047	429,400
Other liabilities	245,306	249,102	239,059	250,060	249,390
Total liabilities	15,356,550	15,300,762	15,155,690	15,023,391	15,063,152

Shareholders’ equity:
Common stock	332,421	332,421	296,483	296,483	296,483
Treasury stock	(97,196)	(97,251)	(97,534)	(99,683)	(105,249)
Additional paid-in capital	1,491,847	1,488,678	1,304,782	1,303,613	1,308,281
Retained earnings	1,093,854	1,063,324	1,005,086	978,880	952,124
Accumulated other comprehensive loss	(142,608)	(129,094)	(154,116)	(156,943)	(154,256)
Total shareholders’ equity	2,678,318	2,658,078	2,354,701	2,322,350	2,297,383
Total liabilities and shareholders’ equity	$18,034,868	$17,958,840	$17,510,391	$17,345,741	$17,360,535

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$12,746,941	$201,562	6.29%	$12,584,104	$204,935	6.47%	$12,249,429	$190,857	6.18%
Loans held for sale	250,812	3,564	5.69%	272,110	4,212	6.19%	199,510	3,329	6.68%
Taxable securities	1,784,167	9,408	2.11%	1,794,421	9,212	2.05%	2,050,175	9,490	1.85%
Tax-exempt securities(1)	261,679	1,400	2.14%	262,621	1,390	2.12%	282,698	1,558	2.20%
Total securities	2,045,846	10,808	2.11%	2,057,042	10,602	2.06%	2,332,873	11,048	1.89%
Interest-bearing balances with banks	1,025,294	12,030	4.67%	894,313	11,872	5.28%	552,301	7,839	5.63%
Total interest-earning assets	16,068,893	227,964	5.65%	15,807,569	231,621	5.82%	15,334,113	213,073	5.52%
Cash and due from banks	188,493			189,425			180,609
Intangible assets	1,003,551			1,004,701			1,011,130
Other assets	682,211			679,969			669,988
Total assets	$17,943,148			$17,681,664			$17,195,840
Interest-bearing liabilities:
Interest-bearing demand(2)	$7,629,685	$57,605	3.00%	$7,333,508	$60,326	3.26%	$6,721,053	$47,783	2.82%
Savings deposits	804,132	706	0.35%	815,545	729	0.36%	888,692	765	0.34%
Brokered deposits	60,298	1,013	6.68%	150,991	1,998	5.25%	632,704	8,594	5.39%
Time deposits	2,512,097	26,247	4.16%	2,546,860	27,734	4.33%	2,185,737	20,026	3.63%
Total interest-bearing deposits	11,006,212	85,571	3.09%	10,846,904	90,787	3.32%	10,428,186	77,168	2.94%
Borrowed funds	556,966	6,891	4.94%	562,146	7,258	5.14%	564,715	7,310	5.16%
Total interest-bearing liabilities	11,563,178	92,462	3.18%	11,409,050	98,045	3.41%	10,992,901	84,478	3.05%
Noninterest-bearing deposits	3,502,931			3,509,266			3,703,050
Other liabilities	220,154			209,762			238,864
Shareholders’ equity	2,656,885			2,553,586			2,261,025
Total liabilities and shareholders’ equity	$17,943,148			$17,681,664			$17,195,840
Net interest income/ net interest margin		$135,502	3.36%		$133,576	3.36%		$128,595	3.33%
Cost of funding			2.44%			2.61%			2.28%
Cost of total deposits			2.35%			2.51%			2.17%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Twelve Months Ended
	December 31, 2024			December 31, 2023
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$12,579,143	$801,807	6.37%	$11,963,141	$713,897	5.97%
Loans held for sale	224,734	13,614	6.06%	181,253	11,807	6.51%
Taxable securities(1)	1,825,404	37,383	2.05%	2,313,874	44,619	1.93%
Tax-exempt securities	264,615	5,746	2.17%	332,749	7,634	2.29%
Total securities	2,090,019	43,129	2.06%	2,646,623	52,253	1.97%
Interest-bearing balances with banks	772,274	39,557	5.12%	568,155	30,375	5.35%
Total interest-earning assets	15,666,170	898,107	5.73%	15,359,172	808,332	5.26%
Cash and due from banks	188,487			187,127
Intangible assets	1,006,665			1,012,239
Other assets	691,373			673,345
Total assets	$17,552,695			$17,231,883
Interest-bearing liabilities:
Interest-bearing demand(2)	$7,254,646	$226,563	3.12%	$6,357,753	$138,730	2.18%
Savings deposits	829,818	2,894	0.35%	971,522	3,197	0.33%
Brokered deposits	237,164	12,942	5.46%	697,699	36,039	5.17%
Time deposits	2,466,906	104,193	4.22%	1,874,224	54,365	2.90%
Total interest-bearing deposits	10,788,534	346,592	3.21%	9,901,198	232,331	2.35%
Borrowed funds	566,332	28,989	5.12%	910,080	45,661	5.02%
Total interest-bearing liabilities	11,354,866	375,581	3.31%	10,811,278	277,992	2.57%
Noninterest-bearing deposits	3,509,958			3,979,951
Other liabilities	221,487			216,148
Shareholders’ equity	2,466,384			2,224,506
Total liabilities and shareholders’ equity	$17,552,695			$17,231,883
Net interest income/ net interest margin		$522,526	3.34%		$530,340	3.45%
Cost of funding			2.53%			1.88%
Cost of total deposits			2.42%			1.67%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Earning asset mix:
Loans held for investment	79.33%	79.61%	79.88%	80.29%	77.89%
Loans held for sale	1.56	1.72	1.30	1.43	1.18
Securities	12.73	13.01	15.21	13.34	17.23
Interest-bearing balances with banks	6.38	5.66	3.61	4.94	3.70
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	23.25%	23.52%	25.20%	23.61%	26.91%
Interest-bearing demand(1)	50.64	49.16	45.73	48.80	42.98
Savings	5.34	5.47	6.05	5.58	6.57
Brokered deposits	0.40	1.01	4.31	1.60	4.72
Time deposits	16.67	17.07	14.87	16.60	12.67
Borrowed funds	3.70	3.77	3.84	3.81	6.15
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$151	$642	$283	$770	$219
Total accretion on purchased loans	616	1,089	1,117	3,402	4,166
Total impact on net interest income	$767	$1,731	$1,400	$4,172	$4,385
Impact on net interest margin	0.02%	0.04%	0.04%	0.03%	0.03%
Impact on loan yield	0.02	0.05	0.05	0.03%	0.04%
(1) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Loan Portfolio

(Dollars in thousands)	As of
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
Loan Portfolio:
Commercial, financial, agricultural	$1,885,817	$1,804,961	$1,847,762	$1,869,408	$1,871,821
Lease financing	90,591	98,159	102,996	107,474	116,020
Real estate - construction	1,093,653	1,198,838	1,355,425	1,243,535	1,333,397
Real estate - 1-4 family mortgages	3,488,877	3,440,038	3,435,818	3,429,286	3,439,919
Real estate - commercial mortgages	6,236,068	5,995,152	5,766,478	5,753,230	5,486,550
Installment loans to individuals	90,014	90,500	96,276	97,592	103,523
Total loans	$12,885,020	$12,627,648	$12,604,755	$12,500,525	$12,351,230

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
Nonperforming Assets:
Nonaccruing loans	$110,811	$113,872	$97,795	$73,774	$68,816
Loans 90 days or more past due	2,464	5,351	240	451	554
Total nonperforming loans	113,275	119,223	98,035	74,225	69,370
Other real estate owned	8,673	9,136	7,366	9,142	9,622
Total nonperforming assets	$121,948	$128,359	$105,401	$83,367	$78,992

Criticized Loans
Classified loans	$241,708	$218,135	$191,595	$206,502	$166,893
Special Mention loans	130,882	163,804	138,343	138,366	99,699
Criticized loans(1)	$372,590	$381,939	$329,938	$344,868	$266,592

Allowance for credit losses on loans	$201,756	$200,378	$199,871	$201,052	$198,578
Net loan charge-offs	$1,722	$703	$5,481	$164	$1,713
Annualized net loan charge-offs / average loans	0.05%	0.02%	0.18%	0.01%	0.06%
Nonperforming loans / total loans	0.88	0.94	0.78	0.59	0.56
Nonperforming assets / total assets	0.68	0.71	0.60	0.48	0.46
Allowance for credit losses on loans / total loans	1.57	1.59	1.59	1.61	1.61
Allowance for credit losses on loans / nonperforming loans	178.11	168.07	203.88	270.87	286.26
Criticized loans / total loans	2.89	3.02	2.62	2.76	2.16
(1) Criticized loans include classified and Special Mention loans.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, January 29, 2025.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=8ssY2K7l. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2024 Fourth Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay can be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 8623913 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until February 12, 2025.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 120-year-old financial services institution. Renasant has assets of approximately $18.0 billion and operates 186 banking, lending, mortgage and wealth management offices throughout the Southeast as well as offering factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause the Company’s actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions (including its recently-announced acquisition of The First Bancshares, Inc.) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Company, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities the Company has acquired, or may acquire, or target for acquisition, including in connection with the proposed merger with The First Bancshares, Inc.; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies or increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of the Company’s proposed merger with The First Bancshares, Inc.; (ix) changes in the securities and foreign exchange markets; (x) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of the Company’s investment securities portfolio; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) changes in the sources and costs of the capital the Company uses to make loans and otherwise fund the Company’s operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiv) general economic, market or business conditions, including the impact of inflation; (xv) changes in demand for loan and deposit products and other financial services; (xvi) concentrations of credit or deposit exposure; (xvii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xviii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xix) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xx) geopolitical conditions, including acts or threats of terrorism or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxi) the impact, extent and timing of technological changes; and (xxii) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, namely, (i) adjusted loan yield, (ii) adjusted net interest income and margin, (iii) pre-provision net revenue (including on an as-adjusted basis), (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) the adjusted return on average assets and on average equity and certain other performance ratios (namely, the ratio of pre-provision net revenue to average assets and the return on average tangible assets and on average tangible common equity (including each of the foregoing on an as-adjusted basis)), and (ix) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets, including related amortization, and/or certain gains or charges (such as, for the fourth quarter of 2024, merger and conversion expenses and the gain on the sale of mortgage servicing rights), with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$44,747	$72,455	$38,846	$39,409	$28,124	$195,457	$144,678
Income taxes	5,006	24,924	9,666	9,912	3,787	49,508	32,509
Provision for credit losses (including unfunded commitments)	2,600	935	3,300	2,438	2,518	9,273	15,593
Pre-provision net revenue (non-GAAP)	$52,353	$98,314	$51,812	$51,759	$34,429	$254,238	$192,780
Merger and conversion expense	2,076	11,273	—	—	—	13,349	—
Gain on extinguishment of debt	—	—	—	(56)	(620)	(56)	(620)
Gain on sales of MSR	(252)	—	—	(3,472)	(547)	(3,724)	(547)
Gain on sale of insurance agency	—	(53,349)	—	—	—	(53,349)	—
Losses on sales of securities (including impairments)	—	—	—	—	19,352	—	41,790
Adjusted pre-provision net revenue (non-GAAP)	$54,177	$56,238	$51,812	$48,231	$52,614	$210,458	$233,403

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$44,747	$72,455	$38,846	$39,409	$28,124	$195,457	$144,678
Amortization of intangibles	1,133	1,160	1,186	1,212	1,274	4,691	5,380
Tax effect of adjustments noted above(1)	(283)	(296)	(233)	(237)	(240)	(1,173)	(1,012)
Tangible net income (non-GAAP)	$45,597	$73,319	$39,799	$40,384	$29,158	$198,975	$149,046

Net income (GAAP)	$44,747	$72,455	$38,846	$39,409	$28,124	$195,457	$144,678
Merger and conversion expense	2,076	11,273	—	—	—	13,349	—
Gain on extinguishment of debt	—	—	—	(56)	(620)	(56)	(620)
Gain on sales of MSR	(252)	—	—	(3,472)	(547)	(3,724)	(547)
Gain on sale of insurance agency	—	(53,349)	—	—	—	(53,349)	—
Losses on sales of securities (including impairments)	—	—	—	—	19,352	—	41,790
Tax effect of adjustments noted above(1)	(113)	12,581	—	691	(3,422)	13,389	(7,644)
Adjusted net income (non-GAAP)	$46,458	$42,960	$38,846	$36,572	$42,887	$165,066	$177,657
Amortization of intangibles	1,133	1,160	1,186	1,212	1,274	4,691	5,380
Tax effect of adjustments noted above(1)	(283)	(296)	(233)	(237)	(240)	(1,173)	(1,012)
Adjusted tangible net income (non-GAAP)	$47,308	$43,824	$39,799	$37,547	$43,921	$168,584	$182,025
Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,656,885	$2,553,586	$2,337,731	$2,314,281	$2,261,025	$2,466,384	$2,224,506
Average intangible assets	(1,003,551)	(1,004,701)	(1,008,638)	(1,009,825)	(1,011,130)	(1,006,665)	(1,012,239)
Average tangible shareholders’ equity (non-GAAP)	$1,653,334	$1,548,885	$1,329,093	$1,304,456	$1,249,895	$1,459,719	$1,212,267

Average assets (GAAP)	$17,943,148	$17,681,664	$17,371,369	$17,203,013	$17,195,840	$17,552,695	$17,231,883
Average intangible assets	(1,003,551)	(1,004,701)	(1,008,638)	(1,009,825)	(1,011,130)	(1,006,665)	(1,012,239)
Average tangible assets (non-GAAP)	$16,939,597	$16,676,963	$16,362,731	$16,193,188	$16,184,710	$16,546,030	$16,219,644

Shareholders’ equity (GAAP)	$2,678,318	$2,658,078	$2,354,701	$2,322,350	$2,297,383	$2,678,318	$2,297,383

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Intangible assets	(1,003,003)	(1,004,136)	(1,008,062)	(1,009,248)	(1,010,460)	(1,003,003)	(1,010,460)
Tangible shareholders’ equity (non-GAAP)	$1,675,315	$1,653,942	$1,346,639	$1,313,102	$1,286,923	$1,675,315	$1,286,923

Total assets (GAAP)	$18,034,868	$17,958,840	$17,510,391	$17,345,741	$17,360,535	$18,034,868	$17,360,535
Intangible assets	(1,003,003)	(1,004,136)	(1,008,062)	(1,009,248)	(1,010,460)	(1,003,003)	(1,010,460)
Total tangible assets (non-GAAP)	$17,031,865	$16,954,704	$16,502,329	$16,336,493	$16,350,075	$17,031,865	$16,350,075

Adjusted Performance Ratios
Return on average assets (GAAP)	0.99%	1.63%	0.90%	0.92%	0.65%	1.11%	0.84%
Adjusted return on average assets (non-GAAP)	1.03	0.97	0.90	0.86	0.99	0.94	1.03
Return on average tangible assets (non-GAAP)	1.07	1.75	0.98	1.00	0.71	1.20	0.92
Pre-provision net revenue to average assets (non-GAAP)	1.16	2.21	1.20	1.21	0.79	1.45	1.12
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.20	1.27	1.20	1.13	1.21	1.20	1.35
Adjusted return on average tangible assets (non-GAAP)	1.11	1.05	0.98	0.93	1.08	1.02	1.12
Return on average equity (GAAP)	6.70	11.29	6.68	6.85	4.93	7.92	6.50
Adjusted return on average equity (non-GAAP)	6.96	6.69	6.68	6.36	7.53	6.69	7.99
Return on average tangible equity (non-GAAP)	10.97	18.83	12.04	12.45	9.26	13.63	12.29
Adjusted return on average tangible equity (non-GAAP)	11.38	11.26	12.04	11.58	13.94	11.55	15.02

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	64,056,303	61,632,448	56,684,626	56,531,078	56,611,217	59,748,790	56,448,163

Diluted earnings per share (GAAP)	$0.70	$1.18	$0.69	$0.70	$0.50	$3.27	$2.56
Adjusted diluted earnings per share (non-GAAP)	$0.73	$0.70	$0.69	$0.65	$0.76	$2.76	$3.15

Tangible Book Value Per Share
Shares outstanding	63,565,690	63,564,028	56,367,924	56,304,860	56,142,207	63,565,690	56,142,207

Book value per share (GAAP)	$42.13	$41.82	$41.77	$41.25	$40.92	$42.13	$40.92
Tangible book value per share (non-GAAP)	$26.36	$26.02	$23.89	$23.32	$22.92	$26.36	$22.92

Tangible Common Equity Ratio
Shareholders’ equity to assets (GAAP)	14.85%	14.80%	13.45%	13.39%	13.23%	14.85%	13.23%
Tangible common equity ratio (non-GAAP)	9.84%	9.76%	8.16%	8.04%	7.87%	9.84%	7.87%
Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	$135,502	$133,576	$127,598	$125,850	$128,595	$522,526	$530,340

Total noninterest income (GAAP)	$34,218	$89,299	$38,762	$41,381	$20,356	$203,660	$113,075
Gain on sales of MSR	(252)	—	—	(3,472)	(547)	(3,724)	(547)
Gain on extinguishment of debt	—	—	—	(56)	(620)	(56)	(620)
Gain on sale of insurance agency	—	(53,349)	—	—	—	53,349	—

(Dollars in thousands, except per share data)	Three Months Ended					Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Losses on sales of securities (including impairments)	—	—	—	—	19,352	—	41,790
Total adjusted noninterest income (non-GAAP)	$33,966	$35,950	$38,762	$37,853	$38,541	$146,531	$153,698

Noninterest expense (GAAP)	$114,747	$121,983	$111,976	$112,912	$111,880	$461,618	$439,622
Amortization of intangibles	(1,133)	(1,160)	(1,186)	(1,212)	(1,274)	(4,691)	(5,380)
Merger and conversion expense	(2,076)	(11,273)	—	—	—	(13,349)	—
Total adjusted noninterest expense (non-GAAP)	$111,538	$109,550	$110,790	$111,700	$110,606	$443,578	$434,242

Efficiency ratio (GAAP)	67.61%	54.73%	67.31%	67.52%	75.11%	63.57%	68.33%
Adjusted efficiency ratio (non-GAAP)	65.82%	64.62%	66.60%	68.23%	66.18%	66.30%	63.48%

Adjusted Net Interest Income and Adjusted Net Interest Margin
Net interest income (FTE) (GAAP)	$135,502	$133,576	$127,598	$125,850	$128,595	$522,526	$530,340
Net interest income collected on problem loans	(151)	(642)	146	(123)	(283)	(770)	(219)
Accretion recognized on purchased loans	(616)	(1,089)	(897)	(800)	(1,117)	(3,402)	(4,166)
Adjustments to net interest income	$(767)	$(1,731)	$(751)	$(923)	$(1,400)	$(4,172)	$(4,385)
Adjusted net interest income (FTE) (non-GAAP)	$134,735	$131,845	$126,847	$124,927	$127,195	$518,354	$525,955

Net interest margin (GAAP)	3.36%	3.36%	3.31%	3.30%	3.33%	3.34%	3.45%
Adjusted net interest margin (non-GAAP)	3.34%	3.32%	3.29%	3.28%	3.29%	3.31%	3.42%

Adjusted Loan Yield
Loan interest income (FTE) (GAAP)	$201,562	$204,935	$200,670	$194,640	$190,857	$801,807	$713,897
Net interest income collected on problem loans	(151)	(642)	146	(123)	(283)	(770)	(219)
Accretion recognized on purchased loans	(616)	(1,089)	(897)	(800)	(1,117)	(3,402)	(4,166)
Adjusted loan interest income (FTE) (non-GAAP)	$200,795	$203,204	$199,919	$193,717	$189,457	$797,635	$709,512

Loan yield (GAAP)	6.29%	6.47%	6.41%	6.30%	6.18%	6.37%	5.97%
Adjusted loan yield (non-GAAP)	6.27%	6.41%	6.38%	6.27%	6.14%	6.34%	5.93%
(1) Tax effect is calculated based on the respective legal entity’s appropriate federal and state tax rates (as applicable) for the period, and includes the estimated impact of both current and deferred tax expense. The tax effect of the discrete gain on sale of insurance agency was calculated based on an estimated tax rate of 27.0%.

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